iShares®

iShares Trust

Supplement dated October 16, 2025

to the currently effective Prospectus and Statement of Additional Information (the “SAI”)

for the Funds listed below

Effective October 15, 2025, the iShares Energy Storage & Materials ETF, iShares Global REIT ETF and iShares MSCI Global Quality Factor ETF (each, an “Added Borrower”) were added as borrowers to the syndicated line of credit for which the Bank of New York Mellon serves as administrative agent for itself and the other banks.

Also, effective October 15, 2025, the iShares Currency Hedged MSCI Eurozone ETF, iShares Global Infrastructure ETF, iShares Global Energy ETF, iShares Global Materials ETF and iShares Semiconductor ETF (each, a “Removed Borrower”) were removed as borrowers from the syndicated line of credit.

Effective immediately, the following changes are made:

1)	Each Added Borrower (except for the iShares MSCI Global Quality Factor ETF) is added to the “Borrowing” sections of its Prospectus and SAI.

2)	For the iShares MSCI Global Quality Factor ETF, the following subsection is added to the “More Information About the Fund” section of its Prospectus.

Borrowing

The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. The Fund does not intend to borrow money in order to leverage its portfolio.

3)	For each Added Borrower, the following disclosure is included as an “Other Risk” in the “Additional Information About the Funds’ Risks” section of its Prospectus.

Borrowing Risk. Borrowing may exaggerate changes in a Fund’s NAV and in the return on its portfolio. A Fund that borrows will incur interest expenses and other fees, which may reduce the Fund’s return. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

4)	For the iShares MSCI Global Quality Factor ETF, the first paragraph of the “Borrowing” section of the SAI is deleted in its entirety and replaced with the following:

The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. The Fund, along with certain other iShares funds, has entered into a syndicated line of credit with the Bank of New York Mellon (“BNY”), which serves as administrative agent for itself and the other banks. The syndicated line of credit may be used for temporary or emergency purposes, including redemption, settlement of trades and rebalancing of portfolio holdings.

Interest rates related to the syndicated line of credit are based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York plus a spread. Pursuant to the terms of the credit agreement, if SOFR were to cease being published or representative, it would be replaced by a rate based on an alternate benchmark selected by BNY.

5)	Changes for each Removed Borrower:

a.	Each Removed Borrower is deleted from the “Borrowing” sections of its Prospectus and SAI.

b.	“Borrowing Risk” is deleted as an Other Risk for each Removed Borrower in its Prospectus.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-LOC-1025

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